Exhibit 99.1

Apple Hospitality REIT Reports Results of Operations for Fourth Quarter and Full Year 2016

Richmond, VA – February 27, 2017 – Apple Hospitality REIT, Inc. (NYSE: APLE) (the “Company” or “Apple Hospitality”) today announced results of operations for the fourth quarter and full year of 2016.

 Selected Statistical and Financial Data
As of and For the Three Months and Years Ended December 31
(Unaudited) (in thousands, except statistical and per share amounts)(1)

	Three Months Ended			Years Ended
	December 31,			December 31,
	2016	2015	% Change	2016	2015	% Change

Net income (loss)	$41,554	$(17,792)	n/a	$144,652	$117,288	23.3%
Net income (loss) per share	$0.19	$(0.10)	n/a	$0.76	$0.65	16.9%

Adjusted EBITDA	$94,770	$69,659	36.0%	$377,978	$321,431	17.6%
Comparable Hotels Adjusted Hotel EBITDA	$99,227	$97,486	1.8%	$469,509	$453,813	3.5%
Comparable Hotels Adjusted Hotel EBITDA Margin	35.3%	35.5%	(20 bps)	38.3%	38.5%	(20 bps)
Modified funds from operations (MFFO)	$83,218	$60,536	37.5%	$336,602	$286,482	17.5%
MFFO per share	$0.37	$0.35	5.7%	$1.76	$1.59	10.7%

ADR (Actual)	$127.81	$127.04	0.6%	$133.61	$129.38	3.3%
Occupancy (Actual)	72.4%	71.9%	0.7%	76.9%	76.9%	-
RevPAR (Actual)	$92.52	$91.36	1.3%	$102.80	$99.46	3.4%

Comparable Hotels ADR	$127.99	$126.91	0.9%	$133.47	$130.05	2.6%
Comparable Hotels Occupancy	72.4%	71.7%	1.0%	77.0%	76.9%	0.1%
Comparable Hotels RevPAR	$92.70	$91.03	1.8%	$102.81	$100.07	2.7%

Distributions paid	$67,116	$52,313	28.3%	$229,056	$229,127	-
Distributions paid per share	$0.30	$0.30	-	$1.20	$1.27	(5.5%)

Total debt outstanding	$1,339,428
Total debt to total capitalization(2)	23.1%

(1) Explanations of and reconciliations to Net Income (Loss) of Adjusted EBITDA, Comparable Hotels Adjusted Hotel EBITDA and MFFO are included below.
(2) Total debt outstanding divided by total debt outstanding plus equity market capitalization based on the Company’s closing share price at December 31, 2016 of $19.98.

Comparable Hotels is defined as the 235 hotels owned by the Company as of December 31, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

Justin Knight, President and Chief Executive Officer, commented, “We are pleased to report another year of solid performance for Apple Hospitality. In 2016, we achieved Comparable Hotels RevPAR growth of 2.7 percent and Adjusted EBITDA growth of 17.6 percent. Given the strength of our hospitality platform and the significant transactional and operational flexibility of our balance sheet, we believe we are well positioned to enhance shareholder value despite a more moderate growth environment.”
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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Hotel Portfolio Overview
Apple Hospitality owns a highly diversified hotel portfolio, which helps insulate the revenue stream of the Company from regional economic dislocations that may occur from time to time. As of December 31, 2016, Apple Hospitality owned 235 hotels, with 30,073 rooms, comprised of 115 Marriott® branded hotels and 120 Hilton® branded hotels, with locations in 96 MSAs throughout 33 states.

Transactional Activity
Acquisitions
Effective September 1, 2016, Apple Hospitality completed its merger with Apple REIT Ten, Inc. (“Apple Ten”).  The merger added 56 Marriott® and Hilton® branded primarily select service and extended stay hotels with 7,209 guestrooms to the Company’s portfolio. As consideration in the merger, the Company issued approximately 49 million common shares and paid approximately $94 million to the Apple Ten shareholders and assumed approximately $257 million of debt. The Company acquired the newly constructed 124-room Courtyard by Marriott® in Fort Worth, TX in February  2017, for a purchase price of approximately $18 million. In July 2016, the Company acquired a newly constructed 128-room Home2 Suites by Hilton® in Atlanta, GA for a purchase price of approximately $25 million.

Dispositions
In December 2016, the Company completed the sale of its 226-room Marriott® hotel in Chesapeake, VA for a gross sales price of approximately $9.9 million, resulting in a net loss recognized by the Company in the fourth quarter of 2016 of approximately $0.2 million. During the third quarter of 2016, the Company recognized an impairment loss of approximately $5.5 million as a result of the change in the Company’s planned hold period for the Chesapeake Marriott®. The Company is under contract to sell its 224-room Hilton® hotel in Dallas, TX, for a gross sales price of approximately $56.1 million. The sale of the Dallas Hilton® remains subject to a number of conditions to closing and therefore there can be no assurance that a closing will occur. If closing conditions are met, it is anticipated that a closing would occur during the first half of 2017.  The estimated gain on sale of the Dallas Hilton®, if a closing does occur, is approximately $16 million.

Litigation Settlements
As previously disclosed, Apple Hospitality is one of the parties to a derivative action commenced by a former shareholder of Apple Ten in connection with the Apple Ten merger. On November 2, 2016, the parties reached an agreement in principle to settle the litigation for $32 million, which settlement was preliminarily approved by the Court in December 2016, but remains subject to final approval. The Company has reflected the settlement amount in accounts payable and other liabilities in its consolidated balance sheet, and in transaction and litigation costs in its consolidated statements of operations, in its 2016 financial statements. The Company has also included approximately $10 million of insurance proceeds from its director and officer insurance carriers received in January 2017 in other assets, net in its consolidated balance sheet as of December 31, 2016, and in transaction and litigation costs in the Company’s consolidated statement of operations in the fourth quarter of 2016.

Also, in January 2017, the Company reached an agreement in principle with the plaintiff in the previously disclosed complaint by a purported shareholder of Apple REIT Seven, Inc. and Apple REIT Eight, Inc., who purchased additional shares under the dividend reinvestment plans of those companies between July 17, 2007 and February 12, 2014. The proposed settlement is for $5.5 million, and remains subject to final court approval. The Company has included the proposed settlement amount in accounts payable and other liabilities in its consolidated balance sheet as of December 31, 2016, and in transaction and litigation costs in the Company’s consolidated statement of operations in the fourth quarter of 2016.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Share Repurchase Program
Effective September 2, 2016, Apple Hospitality established a written trading plan (“2016 Plan”) under its $475 million share repurchase program that provides for share repurchases up to an aggregate of $400 million in open market transactions that is intended to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. The timing of share repurchases and the number of common shares to be repurchased under the 2016 Plan will depend upon prevailing market conditions, regulatory requirements and other factors. The 2016 Plan does not obligate the Company to repurchase any specific number of shares and may be suspended at any time at its discretion. During 2016, the Company purchased approximately 0.4 million common shares under the 2016 Plan, at a weighted-average market purchase price of approximately $17.71 per common share for an aggregate purchase price of approximately $7.5 million. The Company has funded and intends to fund future purchases, if any, under the 2016 Plan, with availability under its $540 million revolving credit facility.

Capital Improvements
To maintain and enhance each property’s relevance and competitive position within its market, Apple Hospitality consistently reinvests in its hotels. During the year ended December 31, 2016, the Company invested approximately $63 million in capital expenditures for existing hotels. The Company plans to continue to reinvest in its hotels and anticipates investing approximately $65 to $75 million in capital improvements during 2017, which includes various scheduled renovation projects for approximately 30 to 35 properties.

Balance Sheet
As of December 31, 2016, Apple Hospitality had approximately $1.3 billion of total indebtedness with a current combined weighted average interest rate of approximately 3.4 percent for 2017. In November 2016, the Company entered into a ten year $70 million mortgage loan secured by three properties with an annual fixed interest rate of 3.55 percent. Excluding unamortized debt issuance costs and fair value adjustments, total indebtedness is comprised of approximately $494 million in property-level debt secured by 32 hotels, and $845 million outstanding on its unsecured credit facilities. Apple Hospitality’s undrawn capacity on its unsecured credit facilities at December 31, 2016 was approximately $270 million. The Company’s total debt to total capitalization at December 31, 2016 was 23 percent, which provides Apple Hospitality with financial flexibility to fund capital requirements and pursue opportunities in the marketplace.

Shareholder Distributions
Apple Hospitality paid distributions of $0.30 per common share during the three-month period ended December 31, 2016. Based on the Company’s common share closing price of $20.16 on February 23, 2017, the annualized distribution of $1.20 per common share represents an annual yield of approximately 6.0 percent. The Company’s Board of Directors, in consultation with management, will continue to regularly monitor the Company’s distribution rate relative to the performance of its hotels, capital improvement needs, varying economic cycles, acquisitions and dispositions. At its discretion, the Company’s Board of Directors may make adjustments as determined to be prudent in relation to other cash requirements of the Company.

2017 Outlook
Apple Hospitality is providing its operational and financial outlook for 2017. This outlook, which is based on management’s current view of both operating and economic fundamentals of the Company’s existing portfolio of hotels, does not take into account any unanticipated developments in its business or changes in its operating environment, nor does it take into account any unannounced hotel acquisitions or dispositions. Comparable Hotels RevPAR Growth and Comparable Hotels Adjusted EBITDA Margin % guidance include properties acquired, including those acquired through

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com the Apple Ten merger, as if the hotels were owned as of January 1, 2016, and excludes the Chesapeake, VA Marriott® hotel that was sold in December 2016, and the Dallas, TX Hilton® hotel which is currently under contract for sale. For the full year 2017, the Company anticipates:

	2017 Guidance
	Low-End	High-End

Comparable Hotels RevPAR Growth	0.0%	2.0%

Comparable Hotels Adjusted EBITDA Margin %	37.3%	38.3%

Adjusted EBITDA	$430 Million	$450 Million

Earnings Call
The Company will host a quarterly conference call for investors and interested parties on Tuesday, February 28, 2017, at 9:00 a.m. Eastern Time. The conference call will be accessible by telephone and the Internet. To access the call, participants from within the U.S. should dial (877) 407-9039, and participants from outside the U.S. should dial (201) 689-8470. Participants may also access the call via live webcast by visiting the investor information section of the Company's website at ir.applehospitalityreit.com. A replay of the call will be available from approximately 12:00 p.m. Eastern Time on February 28, 2017, through midnight Eastern Time on March 14, 2017. To access the replay, the domestic dial-in number is (844) 512-2921, the international dial-in number is (412) 317-6671, and the passcode is 13653516. The archive of the webcast will be available on the Company's website for a limited time.

About Apple Hospitality REIT, Inc.
Apple Hospitality REIT, Inc. (NYSE: APLE) is a publicly traded real estate investment trust (REIT) that owns one of the largest portfolios of upscale, select service hotels in the United States. The Company’s portfolio consists of 236 hotels, with over 30,000 guestrooms, diversified across the Hilton® and Marriott® families of brands with locations in urban, high-end suburban and developing markets throughout 33 states. For more information, please visit www.applehospitalityreit.com.

Apple Hospitality REIT Non-GAAP Financial Measures
The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations (“FFO”); Modified FFO (“MFFO”); Earnings before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”); Adjusted EBITDA (“Adjusted EBITDA”); and Adjusted Hotel EBITDA (“Adjusted Hotel EBITDA”). These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss), cash flow from operations or any other operating GAAP measure. FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company’s cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company’s results between periods and with other REITs. Reconciliations of these non-GAAP financial measures to Net Income (Loss) are provided in the following pages.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Forward-Looking Statements Disclaimer
Certain statements contained in this press release other than historical facts may be considered forward-looking statements. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” “outlook,” “strategy,” and similar expressions that convey the uncertainty of future events or outcomes.  Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Apple Hospitality to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, but are not limited to, the ability of Apple Hospitality to effectively acquire and dispose of properties; the ability of Apple Hospitality to successfully integrate pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation, including any legal proceedings that have been or may be instituted against Apple Hospitality or others; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact Apple Hospitality’s business, assets or classification as a real estate investment trust.  Although Apple Hospitality believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this press release will prove to be accurate.  In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Apple Hospitality or any other person that the results or conditions described in such statements or the objectives and plans of Apple Hospitality will be achieved.  In addition, Apple Hospitality’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code.  Readers should carefully review Apple Hospitality’s financial statements and the notes thereto, as well as the risk factors described in Apple Hospitality’s filings with the Securities and Exchange Commission, including, but not limited to, in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.  Any forward-looking statement that Apple Hospitality makes speaks only as of the date of such statement.  Apple Hospitality undertakes no obligation to publicly update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Contact:
Apple Hospitality REIT, Inc.
Kelly Clarke, Vice President, Investor Relations
(804) 727-6321
kclarke@applereit.com
For additional information or to receive press releases by email, visit www.applehospitalityreit.com.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Consolidated Balance Sheets
(in thousands, except share data)

	As of December 31,
	2016	2015
Assets
Investment in real estate, net of accumulated depreciation
of $557,597 and $423,057, respectively	$4,823,489	$3,641,767
Assets held for sale	39,000	-
Restricted cash-furniture, fixtures and other escrows	29,425	22,651
Due from third party managers, net	31,460	24,743
Other assets, net	56,509	33,614
Total Assets	$4,979,883	$3,722,775

Liabilities
Revolving credit facility	$270,000	$114,800
Term loans	570,934	421,444
Mortgage debt	497,029	461,859
Accounts payable and other liabilities	124,856	77,614
Total Liabilities	1,462,819	1,075,717

Shareholders' Equity
Preferred stock, authorized 30,000,000 shares; none issued
and outstanding	-	-
Common stock, no par value, authorized 800,000,000 shares;
issued and outstanding 222,938,648 and 174,368,340 shares, respectively	4,453,205	3,500,584
Accumulated other comprehensive income (loss)	4,589	(2,057)
Distributions greater than net income	(940,730)	(851,469)
Total Shareholders' Equity	3,517,064	2,647,058

Total Liabilities and Shareholders' Equity	$4,979,883	$3,722,775

Note:
The Consolidated Balance Sheets and corresponding footnotes can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Consolidated Statements of Operations and Comprehensive Income (Loss)
 (in thousands, except per share data)

	Three Months Ended		Years Ended
	December 31, (Unaudited)		December 31,
	2016	2015	2016	2015
Revenues:
Room	$257,360	$192,751	$956,119	$821,733
Other	25,071	20,282	84,906	76,581
Total revenue	282,431	213,033	1,041,025	898,314

Expenses:
Operating	75,062	57,134	262,432	227,915
Hotel administrative	23,178	17,278	81,099	69,526
Sales and marketing	23,419	17,507	82,663	71,009
Utilities	9,723	7,446	35,585	32,668
Repair and maintenance	12,082	9,115	41,249	36,886
Franchise fees	12,013	8,934	44,225	38,003
Management fees	9,397	6,993	35,586	31,074
Property taxes, insurance and other	16,545	12,296	56,860	46,023
Ground lease	2,822	2,492	10,409	9,996
General and administrative	4,521	5,131	17,032	19,552
Transaction and litigation costs	(2,872)	(710)	34,989	7,181
Loss on impairment of depreciable real estate assets	-	45,000	5,471	45,000
Depreciation	43,512	33,244	148,163	127,449
Total expenses	229,402	221,860	855,763	762,282

Operating income (loss)	53,029	(8,827)	185,262	136,032

Interest and other expense, net	(11,507)	(8,867)	(40,026)	(33,132)
Gain (loss) on sale of real estate	(153)	(72)	(153)	15,286

Income (loss) before income taxes	41,369	(17,766)	145,083	118,186

Income tax benefit (expense)	185	(26)	(431)	(898)

Net income (loss)	$41,554	$(17,792)	$144,652	$117,288

Other comprehensive income (loss):
Interest rate derivatives	14,580	4,106	6,646	(1,546)

Comprehensive income (loss)	$56,134	$(13,686)	$151,298	$115,742

Basic and diluted net income (loss) per common share	$0.19	$(0.10)	$0.76	$0.65

Weighted average common shares outstanding - basic and diluted	223,177	174,366	190,856	180,261

Note:
The Consolidated Statements of Operations and Comprehensive Income (Loss) and corresponding footnotes can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics and Statistical Data
(Unaudited) (in thousands except statistical data)

	Three Months Ended			Years Ended
	December 31,			December 31,
	2016	2015	% Change	2016	2015	% Change

Room revenue	$256,476	$249,202	2.9%	$1,127,412	$1,079,995	4.4%
Other revenue	24,647	25,031	(1.5%)	97,817	99,575	(1.8%)
Total revenue	281,123	274,233	2.5%	1,225,229	1,179,570	3.9%

Total operating expenses	181,896	176,747	2.9%	755,720	725,757	4.1%

Adjusted Hotel EBITDA	$99,227	$97,486	1.8%	$469,509	$453,813	3.5%
Adjusted Hotel EBITDA Margin %	35.3%	35.5%	(20 bps )	38.3%	38.5%	(20 bps )

ADR (Comparable Hotels)	$127.99	$126.91	0.9%	$133.47	$130.05	2.6%
Occupancy (Comparable Hotels)	72.4%	71.7%	1.0%	77.0%	76.9%	0.1%
RevPAR (Comparable Hotels)	$92.70	$91.03	1.8%	$102.81	$100.07	2.7%

ADR (Actual)	$127.81	$127.04	0.6%	$133.61	$129.38	3.3%
Occupancy (Actual)	72.4%	71.9%	0.7%	76.9%	76.9%	-
RevPAR (Actual)	$92.52	$91.36	1.3%	$102.80	$99.46	3.4%

Reconciliation to Actual Results

Total Revenue (Actual)	$282,431	$213,033		$1,041,025	$898,314
Revenue from acquisitions prior to ownership	-	62,799		191,165	293,610
Revenue from dispositions	(1,261)	(1,566)		(6,917)	(14,113)
Lease revenue intangible amortization	(47)	(33)		(44)	1,759
Comparable Hotels Total Revenue	$281,123	$274,233		$1,225,229	$1,179,570

Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$99,291	$74,790		$395,010	$340,983
AHEBITDA from acquisitions prior to ownership	-	22,825		75,552	115,725
AHEBITDA from dispositions	(64)	(129)		(1,053)	(2,895)
Comparable Hotels AHEBITDA	$99,227	$97,486		$469,509	$453,813

Note:
Comparable Hotels is defined as the 235 hotels owned by the Company as of December 31, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

Reconciliation of Net Income to Non-GAAP financial measures is included in the following pages.

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Quarterly Operating Metrics and Statistical Data
(Unaudited) (in thousands except statistical data)

	Three Months Ended
	3/31/2015	6/30/2015	9/30/2015	12/31/2015	3/31/2016	6/30/2016	9/30/2016	12/31/2016

Room revenue	$252,005	$288,614	$290,174	$249,202	$265,437	$306,227	$299,272	$256,476
Other revenue	25,287	25,431	23,826	25,031	23,150	25,521	24,499	24,647
Total revenue	277,292	314,045	314,000	274,233	288,587	331,748	323,771	281,123

Total operating expenses	174,673	186,162	188,175	176,747	180,712	194,557	198,555	181,896

Adjusted Hotel EBITDA	$102,619	$127,883	$125,825	$97,486	$107,875	$137,191	$125,216	$99,227
Adjusted Hotel EBITDA Margin %	37.0%	40.7%	40.1%	35.5%	37.4%	41.4%	38.7%	35.3%

ADR (Comparable Hotels)	$128.32	$131.73	$132.75	$126.91	$132.97	$137.34	$135.00	$127.99
Occupancy (Comparable Hotels)	74.1%	81.7%	80.3%	71.7%	73.6%	81.9%	80.1%	72.4%
RevPAR (Comparable Hotels)	$95.05	$107.65	$106.56	$91.03	$97.91	$112.50	$108.17	$92.70

ADR (Actual)	$125.49	$131.33	$133.18	$127.04	$133.16	$138.16	$136.04	$127.81
Occupancy (Actual)	73.6%	81.8%	80.5%	71.9%	74.1%	82.2%	80.2%	72.4%
RevPAR (Actual)	$92.30	$107.43	$107.19	$91.36	$98.66	$113.59	$109.07	$92.52

Reconciliation to Actual Results

Total Revenue (Actual)	$210,352	$234,374	$240,555	$213,033	$224,487	$257,636	$276,471	$282,431
Revenue from acquisitions prior to ownership	73,529	81,734	75,548	62,799	65,479	76,234	49,452	-
Revenue from dispositions	(8,447)	(2,030)	(2,070)	(1,566)	(1,476)	(2,075)	(2,105)	(1,261)
Lease revenue intangible amortization	1,858	(33)	(33)	(33)	97	(47)	(47)	(47)
Comparable Hotels Total Revenue	$277,292	$314,045	$314,000	$274,233	$288,587	$331,748	$323,771	$281,123

Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$76,650	$93,805	$95,738	$74,790	$83,438	$105,574	$106,707	$99,291
AHEBITDA from acquisitions prior to ownership	28,008	34,335	30,557	22,825	24,494	32,073	18,985	-
AHEBITDA from dispositions	(2,039)	(257)	(470)	(129)	(57)	(456)	(476)	(64)
Comparable Hotels AHEBITDA	$102,619	$127,883	$125,825	$97,486	$107,875	$137,191	$125,216	$99,227

Note:
Comparable Hotels is defined as the 235 hotels owned by the Company as of December 31, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

Reconciliation of Net Income to Non-GAAP financial measures is included in the following pages.
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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Operating Statistics Summary
(Unaudited)

	Three Months Ended			Years Ended
	December 31,			December 31,
	2016	2015	% Change	2016	2015	% Change

ADR (Actual)	$127.81	$127.04	0.6%	$133.61	$129.38	3.3%
Occupancy (Actual)	72.4%	71.9%	0.7%	76.9%	76.9%	-
RevPAR (Actual)	$92.52	$91.36	1.3%	$102.80	$99.46	3.4%

ADR (Comparable Hotels)	$127.99	$126.91	0.9%	$133.47	$130.05	2.6%
Occupancy (Comparable Hotels)	72.4%	71.7%	1.0%	77.0%	76.9%	0.1%
RevPAR (Comparable Hotels)	$92.70	$91.03	1.8%	$102.81	$100.07	2.7%

ADR (AHR Only Comparable Hotels)	$129.06	$127.44	1.3%	$134.67	$130.65	3.1%
Occupancy (AHR Only Comparable Hotels)	72.7%	72.1%	0.8%	77.4%	77.3%	0.1%
RevPAR (AHR Only Comparable Hotels)	$93.88	$91.84	2.2%	$104.22	$100.97	3.2%

ADR (Apple Ten Only Comparable Hotels)	$124.51	$125.19	(0.5%)	$129.58	$128.06	1.2%
Occupancy (Apple Ten Only Comparable Hotels)	71.5%	70.6%	1.3%	75.9%	75.8%	0.1%
RevPAR (Apple Ten Only Comparable Hotels)	$88.97	$88.43	0.6%	$98.31	$97.10	1.2%

Note:
Comparable Hotels is defined as the 235 hotels owned by the Company as of December 31, 2016.

AHR Only Comparable Hotels is defined as the 179 hotels owned by the Company as of December 31, 2016, excluding the 56 hotels acquired on September 1, 2016 in the merger with Apple REIT Ten, Inc.

Apple Ten Only Comparable Hotels is defined as the 56 hotels owned by Apple REIT Ten, Inc., and acquired by the Company on September 1, 2016.

Comparable Hotels includes results of hotels for periods prior to the noted entity's ownership, and excludes results for dispositions. Results included for periods prior to the noted entity's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

Page | 10
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Reconciliation of Net Income (Loss) to FFO and MFFO
(Unaudited) (in thousands)

The Company calculates and presents FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains or losses from sales of real estate, extraordinary items as defined by GAAP, the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated partnerships and joint ventures.  Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations.  The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the NAREIT definition. FFO as presented by the Company is applicable only to its common shareholders, but does not represent an amount that accrues directly to common shareholders.

The Company further adjusts FFO (MFFO) for certain additional items that are not in NAREIT’s definition of FFO, including: (i) the exclusion of transaction and litigation costs as these do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels.  The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance.

The following table reconciles the Company’s GAAP net income (loss) to FFO and MFFO for the three months and years ended December 31, 2016 and 2015 (in thousands).

	Three Months Ended December 31,		Years Ended December 31,
	2016	2015	2016	2015
Net income (loss)	$41,554	$(17,792)	$144,652	$117,288
Depreciation of real estate owned	43,282	33,014	147,244	126,530
(Gain) loss on sale of real estate	153	72	153	(15,286)
Loss on impairment of depreciable real estate assets	-	45,000	5,471	45,000
Amortization of favorable and unfavorable leases, net	161	133	674	2,422
Funds from operations	85,150	60,427	298,194	275,954
Transaction and litigation costs	(2,872)	(710)	34,989	7,181
Non-cash straight-line ground lease expense	940	819	3,419	3,347
Modified funds from operations	$83,218	$60,536	$336,602	$286,482

Page | 11
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Reconciliation of Net Income (Loss) to EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA
(Unaudited) (in thousands)

EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes and depreciation and amortization.  The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization).  In addition, certain covenants included in the agreements governing the Company’s indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance.
The Company considers the exclusion or inclusion of certain additional items from EBITDA (Adjusted EBITDA) useful, including (i) the exclusion of transaction and litigation costs, gains or losses from sales of real estate and the loss on impairment of depreciable real estate assets as these do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels.
The Company further excludes actual corporate-level general and administrative expense for the Company from Adjusted EBITDA (Adjusted Hotel EBITDA) to isolate property-level operational performance over which the Company’s hotel operators have direct control. The Company believes Adjusted Hotel EBITDA provides useful supplemental information to investors regarding operating performance, and is used by management to measure the performance of the Company’s hotels and effectiveness of the operators of the hotels.
The following table reconciles the Company’s GAAP net income (loss) to EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA for the three months and years ended December 31, 2016 and 2015 (in thousands).
	Three Months Ended December 31,		Years Ended December 31,
	2016	2015	2016	2015
Net income (loss)	$41,554	$(17,792)	$144,652	$117,288
Depreciation	43,512	33,244	148,163	127,449
Amortization of favorable and unfavorable leases, net	161	133	674	2,422
Interest and other expense, net	11,507	8,867	40,026	33,132
Income tax (benefit) expense	(185)	26	431	898
EBITDA	96,549	24,478	333,946	281,189
Transaction and litigation costs	(2,872)	(710)	34,989	7,181
(Gain) loss on sale of real estate	153	72	153	(15,286)
Loss on impairment of depreciable real estate assets	-	45,000	5,471	45,000
Non-cash straight-line ground lease expense	940	819	3,419	3,347
Adjusted EBITDA	$94,770	$69,659	$377,978	$321,431
General and administrative expense	4,521	5,131	17,032	19,552
Adjusted Hotel EBITDA	$99,291	$74,790	$395,010	$340,983

Page | 12
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Debt Summary
(Unaudited) ($ in thousands)
December 31, 2016

	2017	2018	2019	2020	2021	Thereafter	Total	Fair Market Value
Total debt:
Maturities	$40,274	$11,620	$302,279	$451,758	$95,928	$437,569	$1,339,428	$1,327,296
Average interest rates	3.4%	3.3%	3.4%	3.7%	4.0%	4.0%

Variable rate debt:
Maturities	$-	$-	$270,000	$425,000	$50,000	$100,000	$845,000	$845,724
Average interest rates (1)	2.7%	2.7%	2.8%	2.9%	3.0%	3.1%

Fixed rate debt:
Maturities	$40,274	$11,620	$32,279	$26,758	$45,928	$337,569	$494,428	$481,572
Average interest rates	4.5%	4.5%	4.5%	4.5%	4.4%	4.3%

(1) The average interest rate gives effect to interest rate swaps, as applicable.

Note:  See further information on the Company’s indebtedness in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Page | 13
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Region and MSA
Three Months ended December 31 (Unaudited)

Region/MSA		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2016	Q4 2015	% Change	Q4 2016	Q4 2015	% Change	Q4 2016	Q4 2015	% Change	Q4 2016
East North Central
Akron, OH	1	67.4%	59.4%	13.5%	$121.29	$117.37	3.3%	$81.74	$69.67	17.3%	0.4%
Chicago-Naperville-Elgin, IL-IN-WI	9	68.8%	66.5%	3.5%	$124.52	$128.28	(2.9)%	$85.66	$85.27	0.5%	4.2%
Cincinnati, OH-KY-IN	1	60.3%	65.0%	(7.2)%	$115.68	$123.75	(6.5)%	$69.70	$80.39	(13.3)%	0.2%
Detroit-Warren-Dearborn, MI	1	65.1%	71.0%	(8.3)%	$133.85	$130.47	2.6%	$87.14	$92.63	(5.9)%	0.6%
Indianapolis-Carmel-Anderson, IN	1	72.2%	66.9%	8.0%	$115.86	$109.83	5.5%	$83.70	$73.49	13.9%	0.4%
South Bend-Mishawaka, IN-MI	2	64.4%	71.8%	(10.3)%	$158.48	$149.64	5.9%	$102.06	$107.40	(5.0)%	1.0%
East North Central Total	15	67.8%	66.8%	1.5%	$127.16	$128.83	(1.3)%	$86.25	$86.06	0.2%	6.8%

East South Central
Auburn-Opelika, AL	1	59.0%	66.4%	(11.2)%	$132.62	$144.78	(8.4)%	$78.19	$96.12	(18.7)%	0.3%
Birmingham-Hoover, AL	2	68.1%	69.1%	(1.4)%	$103.88	$103.12	0.7%	$70.79	$71.26	(0.7)%	0.3%
Chattanooga, TN-GA	1	76.2%	78.3%	(2.6)%	$114.96	$110.76	3.8%	$87.58	$86.68	1.0%	0.1%
Dothan, AL	2	77.8%	67.7%	14.8%	$114.61	$112.77	1.6%	$89.12	$76.37	16.7%	0.7%
Hattiesburg, MS	2	61.6%	70.1%	(12.2)%	$107.16	$108.11	(0.9)%	$65.98	$75.81	(13.0)%	0.3%
Huntsville, AL	4	68.1%	61.6%	10.7%	$106.28	$103.53	2.6%	$72.42	$63.76	13.6%	0.9%
Jackson, TN	1	86.0%	86.4%	(0.4)%	$121.31	$122.51	(1.0)%	$104.36	$105.86	(1.4)%	0.3%
Johnson City, TN	1	69.3%	70.2%	(1.3)%	$109.41	$114.88	(4.8)%	$75.81	$80.61	(6.0)%	0.2%
Knoxville, TN	3	72.7%	63.1%	15.3%	$111.85	$113.95	(1.8)%	$81.35	$71.90	13.1%	1.0%
Memphis, TN-MS-AR	1	70.1%	74.5%	(5.9)%	$122.65	$115.08	6.6%	$85.99	$85.71	0.3%	0.3%
Mobile, AL	1	66.6%	59.3%	12.3%	$102.24	$106.08	(3.6)%	$68.09	$62.89	8.3%	0.2%
Montgomery, AL	3	67.5%	71.3%	(5.3)%	$102.61	$101.92	0.7%	$69.22	$72.64	(4.7)%	0.6%
Nashville-Davidson--Murfreesboro--Franklin, TN	5	75.4%	77.8%	(3.1)%	$168.19	$161.40	4.2%	$126.86	$125.61	1.0%	4.1%
East South Central Total	27	71.1%	70.3%	1.1%	$125.34	$124.17	0.9%	$89.12	$87.30	2.1%	9.3%

Middle Atlantic
New York-Newark-Jersey City, NY-NJ-PA	6	82.1%	78.7%	4.3%	$178.96	$184.82	(3.2)%	$146.95	$145.44	1.0%	2.7%
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	3	66.1%	69.1%	(4.5)%	$142.32	$134.58	5.7%	$94.00	$93.05	1.0%	1.3%
Pittsburgh, PA	1	64.7%	68.5%	(5.6)%	$130.58	$131.19	(0.5)%	$84.44	$89.88	(6.1)%	0.4%
Syracuse, NY	2	58.7%	70.1%	(16.2)%	$163.64	$169.45	(3.4)%	$96.10	$118.81	(19.1)%	0.6%
Middle Atlantic Total	12	74.1%	74.6%	(0.6)%	$166.18	$167.82	(1.0)%	$123.15	$125.12	(1.6)%	5.0%

Mountain
Boise City, ID	2	71.2%	71.5%	(0.4)%	$121.96	$117.97	3.4%	$86.84	$84.37	2.9%	1.4%
Colorado Springs, CO	1	77.6%	71.0%	9.3%	$114.62	$104.35	9.8%	$88.96	$74.10	20.1%	0.3%
Denver-Aurora-Lakewood, CO	3	69.3%	76.9%	(9.9)%	$144.00	$143.93	0.0%	$99.76	$110.64	(9.8)%	1.7%
Phoenix-Mesa-Scottsdale, AZ	8	72.3%	65.2%	10.9%	$112.66	$110.61	1.9%	$81.46	$72.08	13.0%	3.1%
Provo-Orem, UT	1	69.6%	56.4%	23.4%	$109.47	$99.18	10.4%	$76.17	$55.93	36.2%	0.3%
Salt Lake City, UT	1	74.7%	63.4%	17.7%	$96.05	$98.61	(2.6)%	$71.70	$62.56	14.6%	0.4%
Tucson, AZ	3	72.5%	73.3%	(1.1)%	$93.75	$90.29	3.8%	$67.95	$66.19	2.7%	0.7%
Mountain Total	19	71.8%	69.1%	4.0%	$115.73	$114.02	1.5%	$83.14	$78.77	5.5%	7.9%

New England
Boston-Cambridge-Newton, MA-NH	4	68.4%	71.4%	(4.2)%	$128.69	$125.52	2.5%	$88.03	$89.63	(1.8)%	1.3%
New England Total	4	68.4%	71.4%	(4.2)%	$128.69	$125.52	2.5%	$88.03	$89.63	(1.8)%	1.3%

Pacific
Anchorage, AK	1	74.6%	71.5%	4.4%	$150.88	$160.84	(6.2)%	$112.62	$115.00	(2.1)%	0.5%
Fresno, CA	2	81.8%	79.8%	2.5%	$125.96	$123.45	2.0%	$103.07	$98.56	4.6%	0.6%
Los Angeles-Long Beach-Anaheim, CA	14	82.5%	85.1%	(3.1)%	$150.23	$141.50	6.2%	$123.90	$120.45	2.9%	10.6%
Portland-Vancouver-Hillsboro, OR-WA	1	65.0%	62.9%	3.4%	$120.07	$115.75	3.7%	$78.06	$72.77	7.3%	0.3%
Riverside-San Bernardino-Ontario, CA	1	88.6%	88.3%	0.4%	$156.99	$143.53	9.4%	$139.17	$126.68	9.9%	0.6%
Sacramento--Roseville--Arden-Arcade, CA	1	72.4%	57.3%	26.3%	$139.74	$129.05	8.3%	$101.16	$73.96	36.8%	0.5%
San Diego-Carlsbad, CA	7	74.3%	69.2%	7.4%	$136.82	$136.24	0.4%	$101.69	$94.31	7.8%	4.5%
San Jose-Sunnyvale-Santa Clara, CA	1	83.2%	77.6%	7.2%	$196.94	$196.98	(0.0)%	$163.76	$152.78	7.2%	1.0%
Seattle-Tacoma-Bellevue, WA	3	75.5%	73.3%	2.9%	$168.02	$163.90	2.5%	$126.78	$120.16	5.5%	2.6%
Visalia-Porterville, CA	1	82.2%	78.3%	4.9%	$92.53	$87.87	5.3%	$76.02	$68.84	10.4%	0.2%
Pacific Total	32	78.6%	77.1%	1.9%	$147.34	$142.37	3.5%	$115.80	$109.82	5.5%	21.4%

Note:  Region and Metropolitan Statistical Area (“MSA”) categorization is based on STR, Inc. census region and MSA designation.

Page | 14
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Region and MSA
Three Months ended December 31 (Unaudited) (Continued)

Region/MSA		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2016	Q4 2015	% Change	Q4 2016	Q4 2015	% Change	Q4 2016	Q4 2015	% Change	Q4 2016
South Atlantic
Albany, GA	1	74.0%	70.6%	4.7%	$94.65	$93.50	1.2%	$70.00	$66.03	6.0%	0.2%
Atlanta-Sandy Springs-Roswell, GA	1	61.8%	N/A	N/A	$132.73	N/A	N/A	$82.08	N/A	N/A	0.2%
Baltimore-Columbia-Towson, MD	1	70.9%	65.6%	8.0%	$119.49	$116.94	2.2%	$84.70	$76.76	10.3%	0.4%
Charleston-North Charleston, SC	1	74.1%	73.6%	0.7%	$117.62	$112.79	4.3%	$87.16	$83.04	5.0%	0.4%
Charlotte-Concord-Gastonia, NC-SC	2	68.6%	72.1%	(4.8)%	$106.36	$104.75	1.5%	$72.95	$75.49	(3.4)%	0.5%
Charlottesville, VA	1	77.2%	81.6%	(5.4)%	$169.67	$162.47	4.4%	$131.01	$132.56	(1.2)%	0.9%
Columbia, SC	2	74.4%	79.5%	(6.4)%	$116.13	$112.64	3.1%	$86.43	$89.59	(3.5)%	0.8%
Columbus, GA-AL	2	54.7%	58.2%	(6.0)%	$86.93	$83.89	3.6%	$47.57	$48.83	(2.6)%	0.2%
Durham-Chapel Hill, NC	1	74.5%	72.7%	2.5%	$116.30	$113.51	2.5%	$86.69	$82.53	5.0%	0.3%
Fayetteville, NC	2	88.5%	75.6%	17.1%	$112.38	$106.94	5.1%	$99.50	$80.87	23.0%	0.9%
Gainesville, FL	2	73.9%	80.0%	(7.6)%	$133.43	$138.00	(3.3)%	$98.58	$110.39	(10.7)%	0.7%
Greensboro-High Point, NC	1	75.3%	76.6%	(1.6)%	$114.40	$111.85	2.3%	$86.19	$85.65	0.6%	0.3%
Greenville-Anderson-Mauldin, SC	1	81.1%	82.1%	(1.2)%	$114.96	$104.18	10.3%	$93.27	$85.55	9.0%	0.3%
Harrisonburg, VA	1	83.1%	78.2%	6.3%	$109.49	$105.82	3.5%	$90.97	$82.73	10.0%	0.5%
Hilton Head Island-Bluffton-Beaufort, SC	1	78.2%	63.4%	23.3%	$121.11	$106.42	13.8%	$94.67	$67.48	40.3%	0.3%
Jacksonville, FL	1	88.0%	83.5%	5.4%	$143.68	$131.44	9.3%	$126.46	$109.76	15.2%	0.7%
Jacksonville, NC	1	73.3%	63.9%	14.8%	$91.78	$91.36	0.5%	$67.30	$58.36	15.3%	0.3%
Kingsport-Bristol-Bristol, TN-VA	1	54.7%	54.7%	0.0%	$93.44	$102.08	(8.5)%	$51.10	$55.82	(8.5)%	0.3%
Lakeland-Winter Haven, FL	1	75.4%	82.5%	(8.5)%	$116.02	$114.44	1.4%	$87.53	$94.38	(7.3)%	0.2%
Macon, GA	1	75.8%	78.2%	(3.0)%	$127.96	$123.60	3.5%	$97.00	$96.61	0.4%	0.4%
Miami-Fort Lauderdale-West Palm Beach, FL	7	83.3%	84.7%	(1.7)%	$136.87	$139.31	(1.8)%	$114.00	$118.01	(3.4)%	4.4%
North Port-Sarasota-Bradenton, FL	1	86.3%	84.2%	2.4%	$115.53	$114.13	1.2%	$99.65	$96.12	3.7%	0.3%
Orlando-Kissimmee-Sanford, FL	3	85.2%	81.9%	4.1%	$109.17	$106.64	2.4%	$93.02	$87.33	6.5%	1.5%
Palm Bay-Melbourne-Titusville, FL	1	80.0%	N/A	N/A	$126.57	N/A	N/A	$101.25	N/A	N/A	0.7%
Panama City, FL	2	67.2%	66.6%	0.8%	$99.93	$99.53	0.4%	$67.13	$66.32	1.2%	0.5%
Pensacola-Ferry Pass-Brent, FL	1	71.8%	68.2%	5.3%	$88.77	$86.29	2.9%	$63.76	$58.85	8.3%	0.2%
Raleigh, NC	1	77.2%	68.9%	12.1%	$104.10	$95.91	8.5%	$80.38	$66.08	21.6%	0.4%
Richmond, VA	4	64.4%	65.3%	(1.4)%	$147.08	$145.37	1.2%	$94.74	$95.00	(0.3)%	3.6%
Savannah, GA	1	87.0%	78.6%	10.8%	$125.60	$119.47	5.1%	$109.33	$93.85	16.5%	0.4%
Tallahassee, FL	2	75.8%	67.2%	12.7%	$133.85	$129.14	3.6%	$101.40	$86.80	16.8%	0.7%
Tampa-St. Petersburg-Clearwater, FL	2	79.0%	69.4%	13.9%	$115.99	$106.32	9.1%	$91.67	$73.80	24.2%	0.8%
Virginia Beach-Norfolk-Newport News, VA-NC	4	66.3%	61.2%	8.3%	$98.60	$95.48	3.3%	$65.35	$58.42	11.9%	0.7%
Washington-Arlington-Alexandria, DC-VA-MD-WV	5	68.6%	68.2%	0.5%	$126.99	$122.38	3.8%	$87.09	$83.49	4.3%	2.7%
Wilmington, NC	2	61.6%	62.5%	(1.3)%	$100.37	$92.21	8.8%	$61.84	$57.59	7.4%	0.8%
Winston-Salem, NC	2	67.0%	67.2%	(0.2)%	$123.14	$120.27	2.4%	$82.55	$80.82	2.1%	0.7%
South Atlantic Total	63	73.6%	72.2%	1.9%	$121.29	$118.63	2.2%	$89.22	$85.68	4.1%	27.2%

West North Central
Cedar Rapids, IA	2	78.1%	62.3%	25.2%	$107.01	$111.22	(3.8)%	$83.54	$69.33	20.5%	0.6%
Davenport-Moline-Rock Island, IA-IL	1	74.1%	66.9%	10.7%	$109.55	$120.32	(9.0)%	$81.13	$80.46	0.8%	0.3%
Kansas City, MO-KS	5	75.3%	72.4%	4.0%	$116.66	$119.39	(2.3)%	$87.81	$86.43	1.6%	1.6%
Minneapolis-St. Paul-Bloomington, MN-WI	1	65.5%	66.8%	(1.9)%	$131.67	$128.16	2.7%	$86.27	$85.59	0.8%	0.3%
Omaha-Council Bluffs, NE-IA	4	64.2%	70.6%	(9.1)%	$117.87	$120.55	(2.2)%	$75.67	$85.12	(11.1)%	1.4%
Rochester, MN	1	67.9%	66.8%	1.6%	$100.88	$100.07	0.8%	$68.46	$66.81	2.5%	0.1%
St. Louis, MO-IL	2	65.1%	65.8%	(1.1)%	$129.58	$125.19	3.5%	$84.32	$82.40	2.3%	0.7%
Wichita, KS	1	57.9%	60.7%	(4.7)%	$95.67	$96.97	(1.3)%	$55.41	$58.90	(5.9)%	0.1%
West North Central Total	17	69.0%	68.6%	0.7%	$116.57	$118.47	(1.6)%	$80.46	$81.23	(0.9)%	5.1%

West South Central
Austin-Round Rock, TX	7	73.9%	75.5%	(2.1)%	$123.75	$126.43	(2.1)%	$91.50	$95.51	(4.2)%	2.9%
Baton Rouge, LA	1	86.3%	68.6%	25.7%	$111.07	$86.05	29.1%	$95.84	$59.05	62.3%	0.4%
Beaumont-Port Arthur, TX	1	81.8%	57.6%	42.0%	$93.61	$93.37	0.3%	$76.60	$53.82	42.3%	0.4%
Dallas-Fort Worth-Arlington, TX	14	73.2%	75.8%	(3.4)%	$124.94	$122.76	1.8%	$91.47	$93.05	(1.7)%	5.8%
El Paso, TX	2	80.3%	75.0%	7.0%	$110.83	$117.21	(5.4)%	$88.98	$87.95	1.2%	0.7%
Fayetteville-Springdale-Rogers, AR-MO	4	63.7%	63.5%	0.4%	$123.74	$114.24	8.3%	$78.88	$72.55	8.7%	1.2%
Houston-The Woodlands-Sugar Land, TX	6	57.4%	62.4%	(8.0)%	$111.82	$129.74	(13.8)%	$64.20	$80.99	(20.7)%	1.2%
Lafayette, LA	2	65.2%	70.2%	(7.1)%	$114.43	$121.14	(5.5)%	$74.62	$85.01	(12.2)%	0.6%
New Orleans-Metairie, LA	1	81.7%	74.1%	10.3%	$174.43	$185.04	(5.7)%	$142.45	$137.02	4.0%	1.0%
Oklahoma City, OK	4	68.6%	75.1%	(8.6)%	$129.18	$129.59	(0.3)%	$88.66	$97.27	(8.8)%	1.6%
San Antonio-New Braunfels, TX	1	69.6%	62.4%	11.5%	$90.20	$89.55	0.7%	$62.82	$55.92	12.3%	0.2%
Texarkana, TX-AR	3	54.4%	58.7%	(7.4)%	$83.85	$82.22	2.0%	$45.62	$48.29	(5.5)%	0.0%
West South Central Total	46	69.8%	71.0%	(1.7)%	$120.78	$122.53	(1.4)%	$84.30	$87.02	(3.1)%	16.0%

Total Portfolio	235	72.4%	71.7%	1.0%	$127.99	$126.91	0.9%	$92.70	$91.03	1.8%	100.0%

Note:  Region and Metropolitan Statistical Area (“MSA”) categorization is based on STR, Inc. census region and MSA designation.

Page | 15
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Region and MSA
Years ended December 31 (Unaudited)

Region/MSA		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016
East North Central
Akron, OH	1	70.2%	67.3%	4.4%	$124.41	$122.74	1.4%	$87.37	$82.56	5.8%	0.4%
Chicago-Naperville-Elgin, IL-IN-WI	9	73.1%	75.1%	(2.7)%	$128.09	$129.26	(0.9)%	$93.68	$97.14	(3.6)%	4.1%
Cincinnati, OH-KY-IN	1	71.2%	73.9%	(3.7)%	$127.27	$128.93	(1.3)%	$90.60	$95.34	(5.0)%	0.3%
Detroit-Warren-Dearborn, MI	1	73.9%	76.0%	(2.8)%	$136.41	$127.68	6.8%	$100.78	$97.02	3.9%	0.5%
Indianapolis-Carmel-Anderson, IN	1	76.5%	73.0%	4.8%	$118.20	$113.21	4.4%	$90.38	$82.59	9.4%	0.4%
South Bend-Mishawaka, IN-MI	2	75.7%	76.7%	(1.3)%	$142.04	$136.21	4.3%	$107.59	$104.51	2.9%	0.9%
East North Central Total	15	73.4%	74.7%	(1.7)%	$129.20	$128.55	0.5%	$94.78	$95.98	(1.3)%	6.6%

East South Central
Auburn-Opelika, AL	1	68.0%	74.0%	(8.0)%	$128.41	$126.11	1.8%	$87.36	$93.26	(6.3)%	0.3%
Birmingham-Hoover, AL	2	72.3%	67.4%	7.2%	$103.39	$104.79	(1.3)%	$74.74	$70.64	5.8%	0.3%
Chattanooga, TN-GA	1	69.8%	81.8%	(14.7)%	$113.28	$108.18	4.7%	$79.05	$88.50	(10.7)%	0.1%
Dothan, AL	2	78.1%	72.4%	8.0%	$116.34	$113.39	2.6%	$90.90	$82.07	10.8%	0.6%
Hattiesburg, MS	2	67.9%	77.1%	(11.8)%	$109.29	$108.77	0.5%	$74.26	$83.82	(11.4)%	0.4%
Huntsville, AL	4	74.4%	73.1%	1.8%	$106.94	$103.92	2.9%	$79.61	$76.01	4.7%	0.9%
Jackson, TN	1	89.3%	88.9%	0.5%	$125.90	$122.61	2.7%	$112.42	$108.96	3.2%	0.3%
Johnson City, TN	1	71.9%	74.7%	(3.8)%	$120.58	$118.14	2.1%	$86.65	$88.24	(1.8)%	0.3%
Knoxville, TN	3	72.0%	72.0%	(0.1)%	$109.51	$108.67	0.8%	$78.84	$78.28	0.7%	0.8%
Memphis, TN-MS-AR	1	82.1%	77.0%	6.6%	$120.38	$119.03	1.1%	$98.82	$91.68	7.8%	0.4%
Mobile, AL	1	70.5%	72.7%	(3.1)%	$108.32	$109.30	(0.9)%	$76.31	$79.49	(4.0)%	0.2%
Montgomery, AL	3	75.1%	77.2%	(2.7)%	$105.06	$101.88	3.1%	$78.86	$78.60	0.3%	0.6%
Nashville-Davidson--Murfreesboro--Franklin, TN	5	84.5%	85.6%	(1.3)%	$169.43	$162.53	4.2%	$143.17	$139.13	2.9%	4.0%
East South Central Total	27	76.6%	77.2%	(0.8)%	$126.96	$123.81	2.5%	$97.28	$95.60	1.8%	9.2%

Middle Atlantic
New York-Newark-Jersey City, NY-NJ-PA	6	81.4%	79.6%	2.3%	$172.33	$173.50	(0.7)%	$140.28	$138.11	1.6%	2.0%
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	3	71.4%	71.6%	(0.3)%	$145.02	$137.61	5.4%	$103.48	$98.53	5.0%	1.2%
Pittsburgh, PA	1	66.8%	74.0%	(9.7)%	$130.85	$128.36	1.9%	$87.45	$94.95	(7.9)%	0.3%
Syracuse, NY	2	73.2%	75.2%	(2.7)%	$169.34	$169.34	0.0%	$123.96	$127.42	(2.7)%	0.9%
Middle Atlantic Total	12	76.8%	76.7%	0.1%	$162.88	$161.32	1.0%	$125.12	$123.74	1.1%	4.4%

Mountain
Boise City, ID	2	79.5%	76.1%	4.6%	$124.69	$116.07	7.4%	$99.19	$88.31	12.3%	1.5%
Colorado Springs, CO	1	83.8%	76.2%	10.0%	$125.27	$115.82	8.2%	$105.02	$88.28	19.0%	0.4%
Denver-Aurora-Lakewood, CO	3	77.6%	81.8%	(5.1)%	$153.04	$152.14	0.6%	$118.80	$124.51	(4.6)%	2.1%
Phoenix-Mesa-Scottsdale, AZ	8	72.4%	66.3%	9.2%	$118.72	$119.21	(0.4)%	$85.89	$79.00	8.7%	2.9%
Provo-Orem, UT	1	73.2%	76.6%	(4.3)%	$112.97	$99.20	13.9%	$82.75	$75.97	8.9%	0.3%
Salt Lake City, UT	1	76.9%	73.5%	4.6%	$107.68	$108.73	(1.0)%	$82.80	$79.93	3.6%	0.3%
Tucson, AZ	3	80.8%	76.9%	5.1%	$96.40	$92.16	4.6%	$77.85	$70.84	9.9%	0.8%
Mountain Total	19	76.3%	73.2%	4.2%	$121.92	$119.57	2.0%	$93.00	$87.51	6.3%	8.3%

New England
Boston-Cambridge-Newton, MA-NH	4	77.3%	77.4%	(0.1)%	$130.27	$125.48	3.8%	$100.76	$97.11	3.8%	1.5%
New England Total	4	77.3%	77.4%	(0.1)%	$130.27	$125.48	3.8%	$100.76	$97.11	3.8%	1.5%

Pacific
Anchorage, AK	1	80.1%	83.4%	(3.9)%	$201.24	$205.92	(2.3)%	$161.23	$171.73	(6.1)%	0.9%
Fresno, CA	2	85.4%	84.8%	0.7%	$128.45	$122.79	4.6%	$109.71	$104.15	5.3%	0.5%
Los Angeles-Long Beach-Anaheim, CA	14	87.6%	85.4%	2.6%	$161.98	$144.58	12.0%	$141.97	$123.53	14.9%	10.5%
Portland-Vancouver-Hillsboro, OR-WA	1	73.6%	78.5%	(6.2)%	$128.62	$122.91	4.6%	$94.69	$96.49	(1.9)%	0.4%
Riverside-San Bernardino-Ontario, CA	1	92.0%	90.8%	1.4%	$152.19	$136.58	11.4%	$140.07	$123.95	13.0%	0.5%
Sacramento--Roseville--Arden-Arcade, CA	1	77.6%	77.0%	0.8%	$139.34	$126.59	10.1%	$108.14	$97.46	11.0%	0.5%
San Diego-Carlsbad, CA	7	78.3%	76.9%	1.8%	$148.23	$145.42	1.9%	$116.00	$111.77	3.8%	4.9%
San Jose-Sunnyvale-Santa Clara, CA	1	87.6%	85.9%	2.0%	$209.16	$189.90	10.1%	$183.33	$163.17	12.4%	1.0%
Seattle-Tacoma-Bellevue, WA	3	82.8%	84.3%	(1.9)%	$191.73	$186.62	2.7%	$158.66	$157.37	0.8%	3.1%
Visalia-Porterville, CA	1	83.6%	83.5%	0.2%	$101.74	$95.91	6.1%	$85.08	$80.07	6.3%	0.2%
Pacific Total	32	83.6%	82.5%	1.3%	$160.52	$150.19	6.9%	$134.16	$123.92	8.3%	22.5%

Note:  Region and Metropolitan Statistical Area (“MSA”) categorization is based on STR, Inc. census region and MSA designation.

Page | 16
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Region and MSA
Years ended December 31 (Unaudited) (Continued)

Region/MSA		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016
South Atlantic
Albany, GA	1	74.2%	71.6%	3.5%	$93.68	$92.72	1.0%	$69.49	$66.43	4.6%	0.2%
Atlanta-Sandy Springs-Roswell, GA	1	61.7%	N/A	N/A	$133.25	N/A	N/A	$82.22	N/A	N/A	0.1%
Baltimore-Columbia-Towson, MD	1	72.2%	68.3%	5.7%	$117.41	$115.27	1.9%	$84.77	$78.72	7.7%	0.3%
Charleston-North Charleston, SC	1	81.8%	79.3%	3.1%	$120.38	$112.97	6.6%	$98.47	$89.59	9.9%	0.4%
Charlotte-Concord-Gastonia, NC-SC	2	76.4%	71.9%	6.3%	$109.02	$107.42	1.5%	$83.26	$77.20	7.8%	0.5%
Charlottesville, VA	1	81.5%	86.5%	(5.7)%	$171.03	$168.15	1.7%	$139.41	$145.38	(4.1)%	0.8%
Columbia, SC	2	78.7%	78.5%	0.2%	$113.25	$109.85	3.1%	$89.17	$86.28	3.3%	0.7%
Columbus, GA-AL	2	57.9%	62.4%	(7.2)%	$87.52	$85.60	2.2%	$50.69	$53.44	(5.2)%	0.2%
Durham-Chapel Hill, NC	1	77.2%	79.9%	(3.4)%	$117.06	$113.58	3.1%	$90.34	$90.75	(0.4)%	0.3%
Fayetteville, NC	2	88.4%	85.2%	3.7%	$110.33	$107.09	3.0%	$97.52	$91.29	6.8%	0.8%
Gainesville, FL	2	78.2%	81.0%	(3.5)%	$132.31	$131.42	0.7%	$103.51	$106.51	(2.8)%	0.7%
Greensboro-High Point, NC	1	79.5%	75.4%	5.5%	$107.58	$109.26	(1.5)%	$85.57	$82.41	3.8%	0.2%
Greenville-Anderson-Mauldin, SC	1	84.7%	84.6%	0.1%	$111.75	$105.88	5.5%	$94.70	$89.61	5.7%	0.2%
Harrisonburg, VA	1	83.7%	78.6%	6.5%	$112.60	$103.07	9.3%	$94.29	$81.04	16.4%	0.4%
Hilton Head Island-Bluffton-Beaufort, SC	1	79.8%	76.2%	4.7%	$127.93	$122.95	4.1%	$102.12	$93.72	9.0%	0.4%
Jacksonville, FL	1	85.8%	89.1%	(3.7)%	$141.67	$137.27	3.2%	$121.50	$122.24	(0.6)%	0.5%
Jacksonville, NC	1	79.4%	75.7%	4.9%	$93.72	$94.06	(0.4)%	$74.45	$71.21	4.6%	0.3%
Kingsport-Bristol-Bristol, TN-VA	1	59.5%	63.7%	(6.5)%	$109.25	$112.06	(2.5)%	$65.05	$71.36	(8.8)%	0.4%
Lakeland-Winter Haven, FL	1	77.8%	78.1%	(0.3)%	$130.75	$124.97	4.6%	$101.79	$97.62	4.3%	0.3%
Macon, GA	1	82.9%	84.6%	(2.0)%	$124.58	$119.61	4.2%	$103.27	$101.14	2.1%	0.4%
Miami-Fort Lauderdale-West Palm Beach, FL	7	85.3%	86.0%	(0.8)%	$141.92	$142.15	(0.2)%	$121.04	$122.22	(1.0)%	4.0%
North Port-Sarasota-Bradenton, FL	1	88.3%	86.4%	2.2%	$129.69	$126.64	2.4%	$114.51	$109.44	4.6%	0.3%
Orlando-Kissimmee-Sanford, FL	3	87.0%	85.6%	1.7%	$112.45	$110.06	2.2%	$97.82	$94.18	3.9%	1.4%
Palm Bay-Melbourne-Titusville, FL	1	75.2%	N/A	N/A	$123.70	N/A	N/A	$93.04	N/A	N/A	0.4%
Panama City, FL	2	74.7%	75.9%	(1.6)%	$122.35	$116.31	5.2%	$91.36	$88.23	3.5%	0.7%
Pensacola-Ferry Pass-Brent, FL	1	78.9%	80.5%	(1.9)%	$102.55	$100.93	1.6%	$80.93	$81.20	(0.3)%	0.3%
Raleigh, NC	1	70.8%	69.3%	2.2%	$100.12	$94.98	5.4%	$70.86	$65.81	7.7%	0.3%
Richmond, VA	4	70.4%	71.2%	(1.0)%	$146.09	$141.93	2.9%	$102.88	$101.00	1.9%	2.8%
Savannah, GA	1	86.3%	85.5%	0.9%	$126.54	$120.45	5.1%	$109.18	$103.02	6.0%	0.3%
Tallahassee, FL	2	75.1%	76.8%	(2.3)%	$119.07	$119.46	(0.3)%	$89.39	$91.79	(2.6)%	0.5%
Tampa-St. Petersburg-Clearwater, FL	2	84.4%	79.1%	6.7%	$121.19	$111.64	8.6%	$102.28	$88.33	15.8%	0.7%
Virginia Beach-Norfolk-Newport News, VA-NC	4	74.2%	74.0%	0.3%	$142.04	$136.72	3.9%	$105.39	$101.16	4.2%	1.7%
Washington-Arlington-Alexandria, DC-VA-MD-WV	5	72.7%	68.1%	6.7%	$132.65	$128.25	3.4%	$96.39	$87.37	10.3%	2.6%
Wilmington, NC	2	71.5%	72.7%	(1.7)%	$131.47	$128.00	2.7%	$94.01	$93.09	1.0%	0.9%
Winston-Salem, NC	2	69.7%	74.6%	(6.5)%	$116.96	$116.20	0.7%	$81.56	$86.68	(5.9)%	0.6%
South Atlantic Total	63	77.3%	77.0%	0.4%	$126.79	$123.80	2.4%	$98.01	$95.28	2.9%	25.6%

West North Central
Cedar Rapids, IA	2	75.8%	71.9%	5.5%	$110.51	$108.90	1.5%	$83.81	$78.31	7.0%	0.5%
Davenport-Moline-Rock Island, IA-IL	1	76.5%	74.1%	3.3%	$119.24	$123.91	(3.8)%	$91.24	$91.77	(0.6)%	0.3%
Kansas City, MO-KS	5	75.2%	78.7%	(4.5)%	$119.03	$117.36	1.4%	$89.56	$92.42	(3.1)%	1.4%
Minneapolis-St. Paul-Bloomington, MN-WI	1	73.8%	70.7%	4.3%	$133.73	$129.65	3.1%	$98.67	$91.70	7.6%	0.3%
Omaha-Council Bluffs, NE-IA	4	74.4%	75.0%	(0.8)%	$136.89	$131.89	3.8%	$101.91	$98.96	3.0%	2.1%
Rochester, MN	1	72.5%	70.8%	2.5%	$103.24	$103.50	(0.3)%	$74.85	$73.24	2.2%	0.2%
St. Louis, MO-IL	2	74.4%	75.2%	(1.1)%	$136.84	$136.74	0.1%	$101.80	$102.85	(1.0)%	0.9%
Wichita, KS	1	61.8%	64.5%	(4.1)%	$99.70	$99.29	0.4%	$61.65	$63.99	(3.7)%	0.1%
West North Central Total	17	74.2%	74.8%	(0.8)%	$125.34	$123.29	1.7%	$93.00	$92.17	0.9%	5.8%

West South Central
Austin-Round Rock, TX	7	78.6%	83.7%	(6.1)%	$128.35	$126.56	1.4%	$100.85	$105.95	(4.8)%	2.7%
Baton Rouge, LA	1	79.3%	73.5%	7.9%	$101.48	$85.71	18.4%	$80.42	$62.96	27.7%	0.3%
Beaumont-Port Arthur, TX	1	81.7%	73.9%	10.6%	$94.91	$92.46	2.6%	$77.53	$68.32	13.5%	0.4%
Dallas-Fort Worth-Arlington, TX	14	78.5%	78.7%	(0.2)%	$126.87	$123.88	2.4%	$99.58	$97.46	2.2%	5.6%
El Paso, TX	2	78.5%	78.7%	(0.3)%	$116.56	$118.48	(1.6)%	$91.50	$93.29	(1.9)%	0.7%
Fayetteville-Springdale-Rogers, AR-MO	4	69.0%	69.5%	(0.7)%	$118.78	$115.95	2.4%	$82.01	$80.60	1.7%	1.1%
Houston-The Woodlands-Sugar Land, TX	6	61.4%	66.8%	(8.1)%	$123.11	$135.41	(9.1)%	$75.59	$90.43	(16.4)%	1.6%
Lafayette, LA	2	70.4%	77.5%	(9.1)%	$117.90	$120.68	(2.3)%	$83.00	$93.51	(11.2)%	0.7%
New Orleans-Metairie, LA	1	80.0%	78.8%	1.5%	$169.22	$170.35	(0.7)%	$135.38	$134.27	0.8%	0.8%
Oklahoma City, OK	4	77.4%	77.9%	(0.6)%	$136.17	$135.17	0.7%	$105.41	$105.31	0.1%	1.9%
San Antonio-New Braunfels, TX	1	80.2%	77.8%	3.2%	$97.09	$94.91	2.3%	$77.88	$73.79	5.5%	0.2%
Texarkana, TX-AR	3	62.9%	58.7%	7.1%	$85.62	$82.29	4.0%	$53.82	$48.31	11.4%	0.1%
West South Central Total	46	74.5%	75.9%	(1.9)%	$123.95	$123.81	0.1%	$92.29	$93.93	(1.7)%	16.1%

Total Portfolio	235	77.0%	76.9%	0.1%	$133.47	$130.05	2.6%	$102.81	$100.07	2.7%	100.0%

Note:  Region and Metropolitan Statistical Area (“MSA”) categorization is based on STR, Inc. census region and MSA designation.

Page | 17
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Chain Scale
Three Months and Years ended December 31
(Unaudited)
Chain Scale/Brand		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2016	Q4 2015	% Change	Q4 2016	Q4 2015	% Change	Q4 2016	Q4 2015	% Change	Q4 2016
Upscale
Courtyard	39	68.6%	68.6%	0.1%	$128.33	$127.11	1.0%	$88.04	$87.13	1.0%	17.8%
Hilton Garden Inn	41	71.1%	70.7%	0.5%	$128.65	$128.10	0.4%	$91.48	$90.59	1.0%	18.8%
Homewood Suites	34	77.1%	77.0%	0.0%	$131.14	$130.03	0.9%	$101.05	$100.14	0.9%	13.7%
Residence Inn	32	75.2%	75.2%	0.0%	$136.94	$135.24	1.3%	$103.05	$101.76	1.3%	15.2%
SpringHill Suites	17	73.3%	71.3%	2.7%	$114.48	$110.44	3.7%	$83.87	$78.75	6.5%	6.8%
Upscale Total	163	72.5%	72.2%	0.5%	$129.04	$127.65	1.1%	$93.59	$92.10	1.6%	72.3%

Upper Midscale
Fairfield Inn/Fairfield Inn & Suites	11	75.7%	74.7%	1.3%	$114.38	$110.60	3.4%	$86.53	$82.58	4.8%	4.0%
Hampton Inn/Hampton Inn & Suites	36	72.7%	71.0%	2.4%	$121.38	$121.05	0.3%	$88.29	$85.97	2.7%	12.8%
Home2 Suites	6	76.0%	73.3%	3.6%	$122.94	$116.47	5.6%	$93.43	$85.41	9.4%	2.5%
TownePlace Suites	12	69.1%	67.5%	2.5%	$96.98	$93.20	4.1%	$67.06	$62.89	6.6%	2.8%
Upper Midscale Total	65	73.0%	71.3%	2.4%	$116.63	$114.54	1.8%	$85.09	$81.61	4.3%	22.1%

Upper Upscale
Embassy Suites	2	78.2%	68.0%	15.0%	$139.84	$146.33	(4.4)%	$109.38	$99.55	9.9%	1.1%
Hilton	1	79.5%	79.4%	0.1%	$161.98	$165.67	(2.2)%	$128.75	$131.50	(2.1)%	1.1%
Marriott	3	57.2%	61.9%	(7.5)%	$140.00	$143.37	(2.3)%	$80.08	$88.68	(9.7)%	3.3%
Renaissance	1	95.7%	88.5%	8.2%	$288.64	$313.85	(8.0)%	$276.26	$277.74	(0.5)%	0.1%
Upper Upscale Total	7	68.8%	68.6%	0.3%	$168.62	$174.25	(3.2)%	$116.08	$119.56	(2.9)%	5.6%

Total Portfolio	235	72.4%	71.7%	1.0%	$127.99	$126.91	0.9%	$92.70	$91.03	1.8%	100.0%

Chain Scale/Brand		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016
Upscale
Courtyard	39	73.4%	73.0%	0.5%	$139.98	$135.87	3.0%	$102.69	$99.18	3.5%	19.7%
Hilton Garden Inn	41	76.6%	77.0%	(0.6)%	$132.35	$130.08	1.7%	$101.35	$100.22	1.1%	19.0%
Homewood Suites	34	81.2%	81.2%	0.1%	$134.67	$130.66	3.1%	$109.40	$106.08	3.1%	12.9%
Residence Inn	32	79.9%	80.7%	(1.0)%	$143.96	$139.56	3.2%	$114.99	$112.56	2.2%	15.3%
SpringHill Suites	17	77.4%	75.7%	2.3%	$118.47	$109.28	8.4%	$91.72	$82.68	10.9%	6.6%
Upscale Total	163	77.3%	77.2%	0.1%	$135.28	$131.25	3.1%	$104.55	$101.38	3.1%	73.5%

Upper Midscale
Fairfield Inn/Fairfield Inn & Suites	11	78.4%	77.8%	0.8%	$117.08	$112.26	4.3%	$91.81	$87.37	5.1%	3.7%
Hampton Inn/Hampton Inn & Suites	36	77.4%	77.3%	0.1%	$126.93	$124.84	1.7%	$98.24	$96.53	1.8%	13.3%
Home2 Suites	6	82.2%	81.2%	1.3%	$122.73	$117.38	4.6%	$100.88	$95.27	5.9%	2.3%
TownePlace Suites	12	75.1%	74.3%	1.1%	$100.08	$96.24	4.0%	$75.14	$71.50	5.1%	2.9%
Upper Midscale Total	65	77.6%	77.2%	0.5%	$120.72	$117.52	2.7%	$93.67	$90.73	3.2%	22.2%

Upper Upscale
Embassy Suites	2	82.1%	80.4%	2.1%	$170.49	$172.78	(1.3)%	$140.04	$138.99	0.8%	1.3%
Hilton	1	79.4%	77.6%	2.4%	$167.42	$165.80	1.0%	$132.99	$128.59	3.4%	0.9%
Marriott	3	61.9%	64.9%	(4.6)%	$144.25	$145.00	(0.5)%	$89.31	$94.13	(5.1)%	2.5%
Renaissance	1	88.6%	86.3%	2.7%	$263.15	$276.66	(4.9)%	$233.09	$238.72	(2.4)%	(0.4)%
Upper Upscale Total	7	71.3%	72.2%	(1.1)%	$171.44	$173.08	(0.9)%	$122.28	$124.88	(2.1)%	4.3%

Total Portfolio	235	77.0%	76.9%	0.1%	$133.47	$130.05	2.6%	$102.81	$100.07	2.7%	100.0%

Note:  Brand categorization is based on STR, Inc. census chain scale designation.

Page | 18
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Location
Three Months and Years ended December 31
 (Unaudited)

Location		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q4 2016	Q4 2015	% Change	Q4 2016	Q4 2015	% Change	Q4 2016	Q4 2015	% Change	Q4 2016
STR Location
Airport	16	77.7%	74.9%	3.7%	$124.88	$124.00	0.7%	$97.05	$92.93	4.4%	7.0%
Interstate	8	70.8%	69.7%	1.6%	$106.92	$110.14	(2.9)%	$75.72	$76.75	(1.3)%	2.4%
Resort	9	76.1%	72.9%	4.5%	$118.63	$116.46	1.9%	$90.29	$84.86	6.4%	4.0%
Small Metro/Town	19	68.5%	65.8%	4.2%	$107.41	$104.55	2.7%	$73.63	$68.76	7.1%	4.8%
Suburban	147	72.3%	71.6%	0.9%	$124.89	$123.67	1.0%	$90.33	$88.61	1.9%	59.5%
Urban	36	71.6%	73.1%	(1.9)%	$151.67	$150.28	0.9%	$108.66	$109.78	(1.0)%	22.3%

Total Portfolio	235	72.4%	71.7%	1.0%	$127.99	$126.91	0.9%	$92.70	$91.03	1.8%	100.0%

Location		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016
STR Location
Airport	16	82.1%	82.3%	(0.2)%	$128.83	$125.93	2.3%	$105.81	$103.67	2.1%	6.6%
Interstate	8	73.0%	75.0%	(2.7)%	$112.42	$111.15	1.1%	$82.02	$83.33	(1.6)%	2.5%
Resort	9	79.3%	79.6%	(0.5)%	$136.60	$136.02	0.4%	$108.27	$108.30	(0.0)%	4.6%
Small Metro/Town	19	72.4%	69.5%	4.2%	$109.93	$107.43	2.3%	$79.55	$74.62	6.6%	4.8%
Suburban	147	76.6%	76.8%	(0.2)%	$130.29	$126.05	3.4%	$99.82	$96.78	3.1%	58.9%
Urban	36	78.3%	78.0%	0.4%	$155.33	$153.10	1.5%	$121.68	$119.49	1.8%	22.6%

Total Portfolio	235	77.0%	76.9%	0.1%	$133.47	$130.05	2.6%	$102.81	$100.07	2.7%	100.0%

Note:  Location categorization is based on STR, Inc. designation.

Page | 19
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com